UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 28, 2010

TSR, INC.

(Exact Name of Registrant as Specified in its charter)

Delaware	0-8656	13-2635899
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Oser Avenue, Hauppauge, NY 11788

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code (631) 231-0333

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 Financial Information

Item 2.02 Results of Operations and Financial Condition

On July 28, 2010, the Registrant issued a press release with respect to its operating results for the year ended May 31, 2010, a copy of which is filed as Exhibit 99.1.

The information included in this Current Report, including the information included in Exhibit 99.1 attached hereto, is intended to be furnished pursuant to “Item 2.02. Disclosure of Results of Operations and Financial Condition” and not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, or otherwise subject to the liabilities of that Section or Sections 11 and 12 (a) (2) of the Securities Act.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release dated July 28, 2010 “TSR, Inc. Reports Financial Results for the Fourth Quarter and Fiscal Year Ended May 31, 2010”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSR, INC.

By:	/s/ John G. Sharkey
	Name:	John G. Sharkey
	Title:	Vice President and Secretary

Date: July 29, 2010